SCHEDULE OF INVESTMENTS
Thornburg Developing World Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 96.2%
	Banks — 16.3%
	Banks — 16.3%
	Bank Central Asia Tbk PT	4,611,222	$ 11,102,474
	Bank Rakyat Indonesia Persero Tbk PT	52,928,206	16,775,372
	Credicorp Ltd.	56,393	12,019,040
	Grupo Financiero Banorte SAB de C.V.	2,394,666	13,369,348
	HDFC Bank Ltd.	1,433,682	25,619,344
	ICICI Bank Ltd. Sponsored ADR	1,155,324	17,433,839
	Industrial & Commercial Bank of China Ltd. Class H	46,654,959	35,923,894
	Sberbank of Russia PJSC Sponsored ADR	1,115,812	18,343,949
			150,587,260
	Consumer Durables & Apparel — 2.0%
	Textiles, Apparel & Luxury Goods — 2.0%
	LVMH Moet Hennessy Louis Vuitton SE	18,359	8,529,741
	Shenzhou International Group Holdings Ltd.	679,440	9,931,370
			18,461,111
	Consumer Services — 4.4%
	Diversified Consumer Services — 1.3%
[a]	TAL Education Group ADR	242,363	11,681,897
	Hotels, Restaurants & Leisure — 3.1%
	Galaxy Entertainment Group Ltd.	2,145,390	15,803,471
[a]	Huazhu Group Ltd. ADR	321,181	12,869,722
			40,355,090
	Diversified Financials — 2.5%
	Capital Markets — 2.5%
	B3 S.A. - Brasil Bolsa Balcao	1,549,555	16,552,161
[a]	XP, Inc. Class A	164,503	6,336,656
			22,888,817
	Energy — 8.6%
	Oil, Gas & Consumable Fuels — 8.6%
	LUKOIL PJSC Sponsored ADR	148,964	14,774,250
	Novatek PJSC Sponsored GDR	50,058	10,161,774
	Petroleo Brasileiro S.A.	3,594,600	26,968,212
	Reliance Industries Ltd.	897,929	19,071,107
	Royal Dutch Shell plc Sponsored ADR Class A	147,922	8,724,440
			79,699,783
	Food, Beverage & Tobacco — 2.9%
	Beverages — 0.9%
	Wuliangye Yibin Co. Ltd. Class A	444,232	8,482,607
	Food Products — 2.0%
[a]	China Feihe Ltd.	8,787,066	10,318,090
	Vietnam Dairy Products, JSC	1,524,492	7,664,401
			26,465,098
	Healthcare Equipment & Services — 3.4%
	Health Care Providers & Services — 3.4%
	Hapvida Participacoes e Investimentos S.A.	878,528	13,955,289
	NMC Health plc	447,049	10,463,485
	Odontoprev S.A.	1,774,007	7,439,654
			31,858,428
	Household & Personal Products — 2.8%
	Personal Products — 2.8%
	Unilever N.V.	453,039	26,031,621
			26,031,621
	Insurance — 5.4%
	Insurance — 5.4%
	AIA Group Ltd.	3,314,647	34,795,648

SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Sanlam Ltd.	2,748,722	$ 15,523,626
			50,319,274
	Materials — 2.6%
	Chemicals — 2.0%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	681,959	18,201,486
	Metals & Mining — 0.6%
	Severstal PJSC GDR	366,720	5,552,141
			23,753,627
	Media & Entertainment — 9.0%
	Entertainment — 0.6%
[a]	Sea Ltd. ADR	134,761	5,420,087
	Interactive Media & Services — 6.9%
	Tencent Holdings Ltd.	1,107,222	53,369,683
[a]	Yandex N.V. Class A	251,568	10,940,693
	Media — 1.5%
	Zee Entertainment Enterprises Ltd.	3,371,313	13,791,663
			83,522,126
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
	Pharmaceuticals — 0.0%
[a,b]	China Animal Healthcare Ltd.	35,787,582	0
			0
	Retailing — 9.8%
	Internet & Direct Marketing Retail — 8.4%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	321,899	68,274,778
[a]	Prosus N.V.	128,660	9,601,471
	Multiline Retail — 1.4%
	Lojas Renner S.A.	897,062	12,530,368
			90,406,617
	Semiconductors & Semiconductor Equipment — 7.8%
	Semiconductors & Semiconductor Equipment — 7.8%
[a]	Micron Technology, Inc.	463,886	24,947,789
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,228,605	46,691,405
			71,639,194
	Software & Services — 1.0%
	Information Technology Services — 1.0%
[a]	Network International Holdings plc	1,101,421	9,351,818
			9,351,818
	Technology Hardware & Equipment — 7.3%
	Electronic Equipment, Instruments & Components — 1.7%
[a]	IPG Photonics Corp.	108,217	15,682,808
	Technology Hardware, Storage & Peripherals — 5.6%
	Samsung Electronics Co., Ltd.	1,075,851	51,911,008
			67,593,816
	Telecommunication Services — 1.2%
	Wireless Telecommunication Services — 1.2%
	China Mobile Ltd.	1,313,106	11,037,620
			11,037,620
	Transportation — 7.7%
	Airlines — 3.5%
[a]	Azul S.A. ADR	409,088	17,508,967
	Copa Holdings S.A. Class A	138,677	14,988,210
	Transportation Infrastructure — 4.2%
	Adani Ports & Special Economic Zone Ltd.	3,708,609	19,026,727
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,206,196	14,337,832
	Shanghai International Airport Co., Ltd. Class A	468,460	5,296,126
			71,157,862

SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Utilities — 1.5%
	Gas Utilities — 1.5%
	Infraestructura Energetica Nova SAB de CV	2,988,241	$ 14,031,259
			14,031,259
	Total Common Stock (Cost $653,842,834)		889,160,421
	Short-Term Investments — 3.4%
[c]	Thornburg Capital Management Fund	3,127,933	31,279,328
	Total Short-Term Investments (Cost $31,279,327)		31,279,328
	Total Investments — 99.6% (Cost $685,122,161)		$920,439,749
	Other Assets Less Liabilities — 0.4%		3,741,286
	Net Assets — 100.0%		$924,181,035

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg Developing World Fund	December 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	December 31, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.